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Payden & Rygel Investment Group



                  Supplement to Prospectus dated March 1, 1999



Under the section entitled "Net Asset Value" (Prospectus, pages 35-36), the third paragraph is deleted in its entirety and is replaced by the following paragraph:

          "Domestic and foreign fixed income securities and other assets for which market quotations are readily available (other than obligations with remaining maturities of 60 days or less) are valued at market value on the basis of quotes obtained from brokers and dealers or pricing services, which take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality coupon rate, maturity, type of issue, trading characteristics and other market data. Certain fixed income securities which may have a bid-ask spread greater than ten
          (10) basis points may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities the prices of which are more readily obtainable and the risk of which is comparable to the securities being valued. The Board of Trustees has determined that debt securities with remaining maturities of 60 days or less will be valued on an amortized cost basis, unless the Adviser determines that such basis does not represent fair value at the time. Swaps, caps and floors are valued on the basis of information provided by the institution with which the Fund entered into the transaction. Non-U.S. dollar securities are translated into U.S. dollars using the spot exchange rate at the close of the London market."


          Payden & Rygel International Equity Fund

On April 13, 1999, the Board of Trustees authorized management of The Payden & Rygel Investment Group to close and liquidate the International Equity Fund. Pursuant to that authorization, the Fund was closed on June 30, 1999.

   The date of this Prospectus Supplement is July 1, 1999